EXHIBIT 10.4

EXECUTION VERSION

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2014, by and between Fuse Medical, Inc., a Delaware corporation (the “Company”), and World Health Industries, Inc., a Mississippi corporation and WHIG Enterprises, LLC (aka WHIG, LLC), a Florida limited liability company (collectively, “Lender”).

RECITALS

A. The Company and Lender are parties to a Debt Assumption and Release Agreement, dated as of the date hereof (the “Debt Assumption Agreement”), pursuant to which the Company assumed $727,776.48 of principal and $26,245.93 of accrued interest owed to Lender (the “Outstanding Debt”) and the parties agreed to enter into this Agreement to retire the Outstanding Debt.

B. The parties to this Agreement have agreed to convert the Outstanding Debt into shares of the Company’s common stock as herein described, according to the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.  Debt Conversion.

(a) Lender agrees, subject to the conditions set forth herein, to convert the full amount of the Outstanding Debt into 725,022 shares of the Company’s common stock (the “Conversion Shares”) at a conversion price of $1.04 per share (the “Conversion Price”).

(b) Subject to the terms and conditions of this Agreement, the consummation of the transaction contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at 10:00 a.m., local time, on date set by the Company, but no later than December 31, 2014, at the offices of the Company, or at such other time, date or place as the parties may agree upon in writing. At the Closing, Lender shall deliver a certificate of an officer acknowledging the retirement of the Outstanding Debt and the Company shall deliver a certificate evidencing ownership of the Conversion Shares and which shall include the restrictive legend.

2.  Legends. All certificates representing any shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

(a)  “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES. THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.”

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EXECUTION VERSION

(b) Any other legend required to be placed thereon under applicable state securities laws.

3.  Representations and Warranties. In connection with the proposed conversion, Lender hereby agrees, represents and warrants as follows:

(a) Lender has full legal power and capacity to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by Lender to enter into this Agreement and to carry out the transaction contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of Lender enforceable in accordance with its terms.

(b) Lender is receiving the Conversion Shares solely for Lender’s own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Lender has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company’s securities.

(c) Lender has been given an opportunity to ask questions and receive answers from the officers and directors of the Company and to obtain additional information from the Company. Lender realizes that acceptance of the Conversion Shares at the Conversion Price is an investment in the Company, which is a highly speculative investment, and Lender is able, without impairing Lender’s financial condition, to hold the Conversion Shares for an indefinite period of time and to suffer a complete loss of Lender’s investment.

(d) Lender is relying solely on the representations and warranties contained herein in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, and no oral representations or warranties of any kind have been made by the Company or its officers, directors, employees or agents to Lender.

(e) The Company has disclosed to Lender that:

(i) The Conversion Shares have not been registered under the Securities Act and the Conversion Shares must be held indefinitely unless a transfer is subsequently registered under the Securities Act, or an exemption from such registration is available, and that the Company is under no obligation to register the Conversion Shares;

(ii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(f) Lender has sought such independent legal, tax and accounting advice and counsel as it has deemed necessary and appropriate and Lender is relying on the advice and counsel of his own legal, tax and accounting advisors.

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EXECUTION VERSION

(g) Without in any way limiting Lender’s representations and warranties set forth above, Lender further agrees that Lender shall in no event make any disposition of all or any portion of the Conversion Shares which Lender is acquiring unless and until:

(i) There is then in effect a registration statement under the Securities Act (a “Registration Statement”) covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) Lender shall have notified the Company of the proposed disposition and the Company agrees that such disposition is exempt from the registration requirements of applicable state and federal securities laws.

4.  Transfers in Violation of Agreement. The Company shall not be required to (i) transfer on its books any Conversion Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

5.  Conditions.

(a) The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions:

(i) The representations and warranties of Lender set forth in Section 3 hereof shall be true and correct on and as of the Closing date.

(ii) All proceedings to be taken by Lender in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or Lender shall have been obtained in form and substance reasonably satisfactory to the Company.

(iii) Lender has delivered to the Company a certificate acknowledging the conversion of the Outstanding Debt and that there are no other obligations of the Company to Lender.

(b) The obligations of Lender to consummate the transaction contemplated by this Agreement shall be subject to the fulfillment of the following conditions:

(i) The representations and warranties of the Company set forth herein shall be true and correct on and as of the Closing date.

(ii) All proceedings, corporate or otherwise, to be taken by the Company in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or Lender shall have been obtained in form and substance reasonably satisfactory to Lender.

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EXECUTION VERSION

6.  Termination. This Agreement may be terminated no later than the Closing:

(a) At the option of any party if any other party has materially breached a term of this Agreement and has not cured such breach within five (5) days after notice of such breach; or

(b) At the option of any party if any competent regulatory authority shall have issued an order making illegal or otherwise restricting, preventing, prohibiting or refusing to approve the transactions contemplated hereby, and such order shall have become final and non-appealable.

7.  Miscellaneous.

(a) Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b) Notice. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery, (ii) when sent by confirmed facsimile, if sent during normal business hours of recipient, or if not, then on the next business day, (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, or (iv) when sent by confirmed email if sent during normal business hours of recipient, or if not, then on the next business day. All communications shall be sent to the party to be notified at the address set forth on the signature pages hereof, or at such other address as such party may designate by giving ten (10) days’ advance written notice to the other party hereto.

(c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Lender, Lender’s heirs, executors, administrators, successors and assigns.

(d) Applicable Law; Entire Agreement; Amendments. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, entered into and to be performed entirely within Delaware, and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

(e) Severability. If any provision of this Agreement is held by a court to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

(f) Counterparts. This Agreement may be executed by facsimile or other electronic signature, in counterparts, which, when taken together, shall constitute one and the same original.

[SIGNATURE PAGE FOLLOW]

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

FUSE MEDICAL, INC., a Delaware corporation

By:	/s/ Alan Meeker
Name:	Alan Meeker
Title:	Chief Executive Officer

Address:

LENDER:

WORLD HEALTH INDUSTRIES, INC., a Missouri corporation

By:	/s/ Mitchell Chad Barrett
Name:	Mitchell Chad Barrett
Title:	CEO

Address:

WHIG, LLC, a Mississippi limited liability company

By:	/s/ Mitchell Chad Barrett
Name:	Mitchell Chad Barrett
Title:	Manager

Address:

[SIGNATURE PAGE TO DEBT CONVERSION AGREEMENT]

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